UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, MA 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 12, 2009, The Princeton Review, Inc., a Delaware Corporation (the “Company”), completed the sale of substantially all of the assets of its K-12 Services Division (the “Sale”) to CORE Education and Consulting Solutions, Inc. (“CORE”), a Tennessee corporation and a subsidiary of CORE Projects and Technologies Limited, an Indian education technology company. The Sale was completed in accordance with the terms and conditions of the Asset Purchase Agreement dated as of December 27, 2008.

The aggregate consideration for the Sale consisted of (i) $9.5 million in cash paid on the closing date and (ii) a purchase price adjustment based on net working capital of the K-12 Services Division as of the closing date, to be calculated 180 days after the closing date, and to be paid within a reasonable amount of time thereafter.

A copy of the press release that the Company issued to announce the completion of the transaction is furnished as Exhibit 99.2 to this current report and incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information.

Included as Exhibit 99.1 are (i) unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2007, 2006, and 2005, that treat the Sale as if it occurred on January 1, 2005 and (ii) an unaudited pro forma condensed balance sheet as of September 30, 2008 that gives effect to the Sale as if it occurred on September 30, 2008.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited proforma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2007, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the unaudited financial statements filed in our Form 10-Q for the quarter ended September 30, 2008.

(d)	Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements listed in Item 9.01(b)

99.2	Press Release of the Company dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: March 13, 2009
/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements listed in Item 9.01(b)

99.2	Press Release of the Company dated March 12, 2009

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